EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crown Pacific Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven E. Dietrich, Senior Vice President and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.

/s/ Steven E. Dietrich
Steven E. Dietrich
Senior Vice President and
Chief Financial Officer
Crown Pacific Partners, L.P.
November 12, 2002

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.